SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              Form 8-K

                              CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              November 15, 1998

               ContiMortgage Home Equity Loan Trust 1998-1
               (Exact name of registrant as specified in its charter)


                                                            16-1547407
                                                            16-1547408
New York                                  33-339505         16-1547409
(State or Other Jurisdiction            (Commission)      (I.R.S. Employer
of Incorporation)                       File Number)        Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                            14203-2599
(Address of Principal)                                      (Zip Code)


Registrant's telephone number, including area code (716) 842-5589


No Change
(Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index
Page 1


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Item 5.  Other Events.

On November 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, C and A-10IO Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of October, 1998 dated November 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference. In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of October, 1998 was $629,345.56.

























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         Item 7.           Financial Statements, Pro Forma Financial Information
                           and Exhibits.

         (a)               Not applicable

         (b)               Not applicable

         (c)               Exhibits:

           19.  Trustee's  Monthly  Servicing  Report for the month of  October,
                1998.




























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                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:     CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor



                                   By:   /S/ Robert Riedl
                                   Name:  Robert Riedl
                                   Title: Vice President,Secretary
                                          and Treasurer




Dated: November 25, 1998

                                                             EXHIBIT INDEX



         Exhibit No.       Description

         19.               Trustee's Monthly Servicing Report for the Month of
                           October, 1998.


































                                                                  Page 5